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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934 DATE
                  OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 23, 1998

                                     0-16979
                            (Commission File Number)


                              --------------------



                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)



                        BERMUDA                          NOT APPLICABLE
             (Jurisdiction of Incorporation)              (IRS Employer
                                                      Identification Number)



     THE GIBBONS BUILDING, 10 QUEEN STREET, SUITE 301 HAMILTON HM11, BERMUDA
              (Address of registrant's principal executive office)



                                  441-292-8674
                         (Registrant's telephone number)

                                ----------------



*The executive offices of the Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.


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ITEM 5. OTHER EVENTS

     Tyco International Ltd. (the "Company") intends to file a shelf registration statement to register debt securities for issuance by its wholly-owned subsidiary, Tyco International Group S.A. The Company intends to issue a full and unconditional parent guarantee with respect to the debt securities. The purpose of this filing is to resubmit the most recent audited financial statements for the Company to include a subsequent event footnote disclosing summarized financial information for Tyco International Group S.A., in anticipation of filing the registration statement. The audited financial statements being resubmitted were previously included in the Company's Transition Report on Form 10-K for the period ended September 30, 1997. The unaudited interim financial statements being resubmitted were previously included in the Company's Quarterly Report on Form 10-Q for the period ended December 31, 1997.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

Exhibit
Number                            Title
-------                           -----

 23.1    Consent of Coopers & Lybrand

 23.2    Consent of Coopers & Lybrand L.L.P.

 23.3    Consent of Arthur Andersen LLP

 99.1 Consolidated balance sheets of Tyco International Ltd. as of September 30, 1997 and December 31, 1996, the related consolidated statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996, and Independent Auditors' Reports.

 99.2 Consolidated balance sheets of Tyco International Ltd. as of December 31, 1997 and September 30, 1997 and the related consolidated statements of operations and cash flows for the quarters ended December 31, 1997 and 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Tyco International Ltd.



                           By: /s/ Mark H. Swartz
                               ------------------------------------------------
                               Mark H. Swartz
                               Executive Vice President-Chief Financial Officer



Date:  April 23, 1998


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                                  EXHIBIT INDEX

Exhibit
Number
------

23.1   Consent of Coopers & Lybrand

23.2   Consent of Coopers & Lybrand L.L.P.

23.3   Consent of Arthur Andersen LLP

99.1 Consolidated balance sheets of Tyco International Ltd. as of September 30, 1997 and December 31, 1996, the related consolidated statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996, and Independent Auditors' Reports.

99.2 Consolidated balance sheets of Tyco International Ltd. as of December 31, 1997 and September 30, 1997 and the related consolidated statements of operations and cash flows for the quarters ended December 31, 1997 and 1996.